UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GaveKal KL Allocation Fund
Advisor Class (GAVAX)
Institutional Class (GAVIX)

Annual Report
August 31, 2015

 GaveKal KL Allocation Fund
A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Example	26

This report and the financial statements contained herein are provided for the general information of the shareholders of the GaveKal KL Allocation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.gavekalfunds.com

Dear Shareholders:

As we enter into our sixth year of managing the fund, we are pleased to report that we continued to meet our goal of superior risk-adjusted returns in the Gavekal KL Allocation Fund. In the institutional share class, the fund returned 3.59% for the year ending 8/31/2015 and 9.07% annualized since inception. We also maintain our lower volatility, as measured by standard deviation, of 6.76% annualized since inception compared to the MSCI ACWI’s volatility of 13.05%.

Fund (as of 6/30/2015)	1Y	Since Inception
GaveKal KL Allocation Fund (GAVIX)	5.90	9.79
Benchmark
MSCI All Country World Index	0.71	9.46
MSCI World Index	1.43	10.78

The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 888.998.9890 or visit our website at www.gavekalfunds.com.

A redemption fee of 2.00% will be imposed on redemptions or exchanges of share you have owned for 90 days or less. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets for Advisor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until March 31, 2016. The Fund’s advisor is permitted to seek reimbursement from the Fund of fees waived for a period of three years from the date of the waiver or payment. The inception date of the Gavekal KL Allocation fund is 9/30/2010.

Two trends dominated the financial landscape in the last year: 1) anticipation for the Federal Reserve to begin raising interest rates and 2) the slowdown in China. While the US dollar made a low in 2011 and began to trend upward, the move accelerated in the last year. Reasons for the acceleration vary, but the likeliest explanation is that central banks around the world are pursuing differing monetary policies. While the Bank of Japan and the European Central bank are aggressively implementing quantitative easing, the Federal Reserve Bank of the US has completed its quantitative easing and is preparing to begin raising interest rates, thus widening expected interest rate differentials. Global investors, expecting widening interest rate differentials, have shifted capital flows to the US, resulting in the surging US Dollar.

The economic slowdown in China has been apparent for the last few years, though only recently did investors seem to appreciate the magnitude of the slowdown. After the Chinese stock market stumbled in July, investors seemed to wake up to the dramatic economic slowdown.

The combination of a strong US dollar and weakening Chinese growth sent commodity prices plunging. This confluence negatively impacted the more cyclical sectors of the market such as energy, industrial and material companies. The Gavekal KL Allocation Fund has been positioned for this strong US Dollar/weak commodity environment by: 1) maintaining an underweight position in these cyclical sectors, 2) keeping an overweight stance in the more economically defensive health care and consumer staples sectors and 3) keeping equity allocation around 70-75% of the portfolio.

Over the past year, we introduced a new stock market anomaly called The Knowledge Effect, which is the tendency of highly innovative companies to experience excess returns. The Knowledge Effect exists due to a confluence of events in the early 1970s that has left hidden hundreds of billions of dollars of innovative capital from investors for over forty years.

We also created two new indexes, the Gavekal Knowledge Leaders Developed World Index and the Gavekal Knowledge Leaders Emerging Markets Index, to track Knowledge Leaders. These indexes underlie the new ETFs we launched in July—the Gavekal Knowledge Leaders Developed World ETF (NYSE: KLDW) and the Gavekal Knowledge Leaders Emerging Markets ETF (NYSE: KLEM). These ETFs offer investors core equity exposure to Knowledge Leaders in the developed world and the emerging markets.

The Knowledge Effect emerged from basic elements of economic growth, which occurs when people deliberately combine resources according to some recipe producing a final good of greater value than the ingredients that went into it. How efficiently these ingredients interact is facilitated by a core technology in each economic era. At first this core technology is used in a narrow scope but then it is gradually diffused into the greater economy. This core technology is referred to as a General Purpose Technology (GPT).

In the first industrial revolution, the general purpose technology was the steam engine. The steam engine allowed humans to exponentially increase the capacity of their physical strength. In the second industrial revolution in the early 20th century, the electric motor played the role of the general purpose technology. The electric motor allowed for the productive realignment of factories by fractionalizing energy output and work.

In 1971, when Intel released the model 4004, the semiconductor became the general purpose technology of the information age. The semiconductor, and subsequently the complementary knowledge investments in intangible assets such as R&D and employee training, plays an increasingly larger role in the knowledge economy. The semiconductor has vastly increased the rate at which new combinations of ingredients can be discovered and commercialized.

In an ironic twist due to a poorly timed accounting rule, knowledge investments have been invisible to investors over the past forty years even as knowledge investments have taken a larger share of overall business investment. Just three years after the release of the Intel 4004, the Financial Accounting Standards Board (FASB) created the Statement of Financial Accounting Standards (SFAS) #2 that mandated knowledge investments must be expensed in the period they were incurred. This meant that knowledge investments had to be expensed rather than capitalized as an investment in property, plant and equipment would be treated. SFAS #2 has deprived investors of relevant financial information on knowledge corporate spending since the dawn of the information age. This is ironic since knowledge investments have only become more important as the semiconductor has diffused into nearly every industry.

In the mid-1990s economists began to study the effect that knowledge investments were having on the economy as well as corporate and stock performance. Professor Baruch Lev, head of accounting at NYU, ultimately spear-headed the challenge of quantifying the effect that investments in knowledge activities, such as R&D, had on a company’s operating performance and stock price. Ultimately, in a series of papers that spanned over a decade Mr. Lev found that the companies following a strategic innovation strategy, companies he dubbed R&D Leaders, had higher “future market share, future sales growth and future return on assets” than companies that followed a strategic imitation strategy.

Building on twenty plus years of academic research on innovation and knowledge investments, we created the Gavekal Knowledge Leader Indexes to track the market anomaly exposed by Professor Lev. The Gavekal Knowledge Leaders Indexes are the longest running, real-time descriptive experiment measuring how innovative investments effect stock performance. The indexes are equally-weighted, rebalanced twice a year and confirm that the Knowledge Effect is a persistent stock market anomaly. To see how our indexes have performed historically, please visit Solactive.

This year we furthered our understanding and measurement of highly innovative companies considerably. We continue our research dedicated to uncovering attractive, intangible-rich companies that are overlooked and misunderstood by the rest of the financial community. We remain committed to applying our long-term investment process, organizational capital, and proprietary tools toward achieving attractive risk-adjusted results and wealth preservation for our investors. We sincerely thank you for your continued support.

Sincerely,

Steven C. Vannelli, CFA
Managing Director and Portfolio Manager

Disclosures

The views in this letter were as of 8/31/15 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate. Currency Risk is the risk that the values of foreign investments may be affected by changes in the currency rates or exchange control regulations. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. The securities of mid‐cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index.

On March 31, 2015, the Fund’s name changed from Gavekal Knowledge Leaders Fund, to the Gavekal KL Allocation Fund. The investment objective and principal investment strategies have also changed. Further information regarding these matters is provided in the Fund’s revised Summary Prospectus, Prospectus and Statement of Additional Information dated March 31, 2015.

Effective March 31, 2015, the Advisor changed the Fund’s primary benchmark from the MSCI World Index to the MSCI All Country World Index in connection with a change in the Fund’s principal strategies. The Advisor believes the MSCI All Country World Index is a better measure of the Fund’s performance.

The GaveKal KL Allocation Fund is distributed by IMST Distributors, LLC. The Gavekal ETFs are distributed by Foreside Fund Services, LLC.

An investor cannot invest directly in an index.

The Gavekal Knowledge Leaders Developed World Index and the Gavekal Knowledge Leaders Emerging Markets Index (Indexes) claim to be the longest running, real time test of the innovation leaders. This claim was determined via an internal search of all indexes offered by the following list of index providers, which we believe to be comprehensive: S&P Dow Jones Indices, MSCI, FTSE, FTSE/TMX Canada, Solactive, Research Affiliates, NASDAQ OMB Global Indices, Morningstar, Russell Investments, Auspice eBeta Enhanced Indices, BNY Mellon Indices, CME Group/Dow Jones, Barclays Capital Indices, Zacks Investment Research, Alphashares, Cohen & Steers and Sustainable Wealth Management. None of these providers offer indexes compiling global innovation leader stocks nor do they offer indexes that have a quantitative process to measure a company’s innovation. Gavekal will continue to monitor the above mentioned landscape with the goal of providing accurate and non-misleading information.

Definitions

Gavekal Knowledge Leaders Developed World Index is an equal-weighted index that tracks highly innovative companies in the developed world.

Gavekal Knowledge Leaders Emerging Markets Index is an equal-weighted index that tracks highly innovative companies in the emerging markets.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

GaveKal KL Allocation Fund
FUND PERFORMANCE at August 31, 2015 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index, the Barclays U.S. Treasury Bond Index and the Custom Index. Results include the reinvestment of all dividends and capital gains.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 46 developed and emerging markets. The Barclays U.S. Treasury Bond Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. The Custom Index is composed of a 60% weighting in the MSCI All Country World Index and a 40% weighting in the Barclays U.S. Treasury Bond Index. These indices do not reflect expenses, fees or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of August 31, 2015	1 Year	3 Years	Since Inception	Inception Date
Advisor Class	3.36%	8.50%	8.76%	09/30/10
Institutional Class	3.59%	8.75%	9.07%	09/30/10
MSCI All Country World Index	-6.29%	9.40%	7.75%	09/30/10
Barclays U.S. Treasury Bond Index	2.30%	0.89%	2.41%	09/30/10
Custom Index	-2.77%	6.05%	5.86%	09/30/10

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (888) 998-9890.

Gross and net expense ratios for the Advisor Class shares were 1.48% and 1.53%, respectively, and for the Institutional Class shares were 1.23% and 1.28%, respectively which were stated in the current prospectus. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses do not exceed 1.50% and 1.25% of average daily net assets of the Fund’s Advisor Class and Institutional Class shares, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

GaveKal KL Allocation Fund
SCHEDULE OF INVESTMENTS
As of August 31, 2015

Number of Shares		Value

	COMMON STOCKS – 71.0%
	CONSUMER DISCRETIONARY – 6.2%
60,100	Autobacs Seven Co., Ltd.	$1,103,869
36,500	Nitori Holdings Co., Ltd.	2,897,048
27,600	Shimamura Co., Ltd.	2,545,652
298,300	Takashimaya Co., Ltd.	2,577,998
83,200	Wacoal Holdings Corp.	1,068,136
94,650	Yokohama Rubber Co., Ltd.	1,854,753
		12,047,456
	CONSUMER STAPLES – 14.6%
90,000	Ajinomoto Co., Inc.	1,977,015
21,770	Estee Lauder Cos., Inc. - Class A	1,736,593
20,600	FamilyMart Co., Ltd.	953,893
34,147	General Mills, Inc.	1,938,184
50,700	House Foods Group, Inc.	927,127
61,700	Kao Corp.	2,818,029
13,700	Lawson, Inc.	977,579
24,900	MEIJI Holdings Co., Ltd.	4,048,771
24,754	Nestle S.A.	1,823,456
165,200	Nisshin Seifun Group, Inc.	2,252,057
19,798	PepsiCo, Inc.	1,839,828
21,473	Reckitt Benckiser Group PLC	1,881,281
158,800	Shiseido Co., Ltd.	3,321,562
19,700	Sugi Holdings Co., Ltd.	950,046
17,000	Sundrug Co., Ltd.	955,324
		28,400,745
	HEALTH CARE – 28.2%
59,620	Abbott Laboratories	2,700,190
29,587	AbbVie, Inc.	1,846,525
196,600	Astellas Pharma, Inc.	2,907,807
20,562	Becton, Dickinson and Co.	2,899,653
42,821	Bristol-Myers Squibb Co.	2,546,565
16,799	C.R. Bard, Inc.	3,255,478
36,941	DENTSPLY International, Inc.	1,936,078
29,100	Eisai Co., Ltd.	1,982,397
39,921	Eli Lilly & Co.	3,287,494
20,644	Henry Schein, Inc.*	2,824,306
28,156	Johnson & Johnson	2,646,101
24,523	Laboratory Corp. of America Holdings*	2,889,055
175,500	Mitsubishi Tanabe Pharma Corp.	3,136,434
18,537	Novartis A.G.	1,808,854
48,307	Patterson Cos., Inc.	2,213,910
39,992	Quest Diagnostics, Inc.	2,711,457

GaveKal KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
194,600	Santen Pharmaceutical Co., Ltd.	$3,044,719
29,660	St. Jude Medical, Inc.	2,100,224
19,464	Stryker Corp.	1,920,123
124,800	Terumo Corp.	3,403,948
25,480	Zimmer Biomet Holdings, Inc.	2,638,709
		54,700,027
	INDUSTRIALS – 1.0%
47,300	OSG Corp.	953,202
122,100	Sanwa Holdings Corp.	928,947
		1,882,149
	INFORMATION TECHNOLOGY – 19.9%
24,446	Adobe Systems, Inc.*	1,920,722
58,897	Citrix Systems, Inc.*	4,011,475
79,794	EMC Corp.	1,984,477
74,800	FUJIFILM Holdings Corp.	3,066,228
3,551	Google, Inc. - Class A*	2,300,409
37,827	Harris Corp.	2,905,870
28,453	Intuit, Inc.	2,439,845
145,400	Konica Minolta, Inc.	1,592,045
55,947	Maxim Integrated Products, Inc.	1,883,735
60,651	Microsoft Corp.	2,639,531
136,899	NVIDIA Corp.	3,077,489
47,430	Oracle Corp.	1,759,179
220,627	Sage Group PLC	1,732,516
38,500	TDK Corp.	2,388,674
58,200	Trend Micro, Inc./Japan	2,067,454
34,677	VMware, Inc. - Class A*	2,744,685
		38,514,334
	MATERIALS – 1.1%
37,167	Avery Dennison Corp.	2,158,659

	TOTAL COMMON STOCKS (Cost $120,627,419)	137,703,370

	EXCHANGE - TRADED FUNDS – 11.8%
103,140	iShares Short Treasury Bond ETF	11,374,279
248,913	SPDR Barclays 1-3 Month T-Bill*	11,377,814
		22,752,093
	TOTAL EXCHANGE – TRADED FUNDS (Cost $22,769,696)	22,752,093

GaveKal KL Allocation Fund
SCHEDULE OF INVESTMENTS - Continued
As of August 31, 2015

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 17.2%
$33,446,049	UMB Money Market Fiduciary, 0.01%[1]	$33,446,049

	TOTAL SHORT-TERM INVESTMENTS (Cost $33,446,049)	33,446,049

	TOTAL INVESTMENTS – 100.0% (Cost $176,843,164)	193,901,512
	Other Assets in Excess of Liabilities – 0.0%	63,899

	TOTAL NET ASSETS – 100.0%	$193,965,411

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
SUMMARY OF INVESTMENTS
As of August 31, 2015

Security Type/Country	Percent of Total Net Assets
Common Stocks
United States	38.0%
Japan	29.2%
Switzerland	1.9%
United Kingdom	1.9%
Total Common Stocks	71.0%
Exchange - Traded Funds	11.8%
Short-Term Investments	17.2%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES
As of August 31, 2015

Assets:
Investments, at value (cost $176,843,164)	$193,901,512
Receivables:
Fund shares sold	33,175
Dividends and interest	265,220
Prepaid expenses	41,269
Total assets	194,241,176

Liabilities:
Payables:
Fund shares redeemed	40,445
Advisory fees	151,880
Fund administration fees	21,232
Auditing fees	17,783
Fund accounting fees	14,053
Transfer agent fees and expenses	10,065
Distribution fees - Advisor Class (Note 8)	6,889
Custody fees	4,677
Shareholder servicing fees (Note 7)	928
Chief Compliance Officer fees	251
Trustees' fees and expenses	138
Accrued other expenses	7,424
Total liabilities	275,765

Net Assets	$193,965,411

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$166,005,463
Accumulated net investment loss	(189,582)
Accumulated net realized gain on investments and foreign currency transactions	11,090,412
Net unrealized appreciation on:
Investments	17,058,348
Foreign currency translations	770
Net Assets	$193,965,411

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$28,934,890
Shares of beneficial interest issued and outstanding	2,081,825
Redemption price per share	$13.90

Institutional Class Shares:
Net assets applicable to shares outstanding	$165,030,521
Shares of beneficial interest issued and outstanding	11,757,444
Redemption price per share	$14.04

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
STATEMENT OF OPERATIONS
As of August 31, 2015

Investment Income:
Dividends (net of foreign withholding taxes of $68,950)	$2,864,092
Interest	2,389
Total investment income	2,866,481

Expenses:
Advisory fees	1,721,848
Fund administration fees	195,954
Fund accounting fees	92,037
Distribution fees - Advisor Class (Note 8)	82,219
Transfer agent fees and expenses	58,382
Registration fees	47,919
Shareholder reporting fees	37,610
Custody fees	35,778
Legal fees	34,439
Auditing fees	17,488
Chief Compliance Officer fees	11,001
Shareholder servicing fees (Note 7)	7,064
Miscellaneous	5,508
Trustees' fees and expenses	4,201
Insurance fees	1,310
Total expenses	2,352,758
Advisory fees and/or other expenses recovered	120,687
Net expenses	2,473,445
Net investment income	393,036

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	13,131,866
Foreign currency transactions	(73,721)
Net realized gain	13,058,145
Net change in unrealized appreciation/depreciation on:
Investments	(7,042,686)
Foreign currency translations	2,717
Net change in unrealized appreciation/depreciation	(7,039,969)
Net realized and unrealized gain on investments and foreign currency	6,018,176

Net Increase in Net Assets from Operations	$6,411,212

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	August 31, 2015	August 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$393,036	$395,896
Net realized gain on investments and foreign currency transactions	13,058,145	4,349,630
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(7,039,969)	17,123,624
Net increase in net assets resulting from operations	6,411,212	21,869,150

Distributions to Shareholders:
From net investment income:
Advisor Class	(68,822)	-
Institutional Class	(725,250)	-
From net realized gain:
Advisor Class	(717,417)	(1,643,190)
Institutional Class	(3,493,360)	(8,340,540)
Total distributions to shareholders	(5,004,849)	(9,983,730)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	10,764,990	9,359,054
Institutional Class	39,806,316	63,078,135
Reinvestment of distributions:
Advisor Class	770,538	1,627,981
Institutional Class	4,170,624	8,113,968
Cost of shares redeemed:
Advisor Class[1]	(14,881,968)	(9,420,764)
Institutional Class[2]	(39,079,497)	(53,766,603)
Net increase in net assets from capital transactions	1,551,003	18,991,771

Total increase in net assets	2,957,366	30,877,191

Net Assets:
Beginning of period	191,008,045	160,130,854
End of period	$193,965,411	$191,008,045

Accumulated net investment income (loss)	$(189,582)	$285,175

Capital Share Transactions:
Shares sold:
Advisor Class	769,504	695,249
Institutional Class	2,796,868	4,660,862
Shares reinvested:
Advisor Class	55,958	125,037
Institutional Class	300,477	618,443
Shares redeemed:
Advisor Class	(1,055,243)	(702,186)
Institutional Class	(2,762,490)	(3,996,524)
Net increase in capital share transactions	105,074	1,400,881

[1]	Net of redemption fee proceeds of $6,709 and $3,056, respectively.
[2]	Net of redemption fee proceeds of $4,437 and $10,977, respectively.

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2015		For the Year Ended August 31, 2014		For the Year Ended August 31, 2013		For the Year Ended August 31, 2012		For the Period September 30, 2010* through August 31, 2011
Net asset value, beginning of period	$13.79		$12.91		$11.83		$10.21		$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-		-	[2]	-	[2]	0.02		(0.06)
Net realized and unrealized gain on investments	0.46		1.60		1.14		1.60		0.27
Total from investment operations	0.46		1.60		1.14		1.62		0.21

Less Distributions:
From net investment income	(0.03)		-		(0.03)		-		-
From net realized gain	(0.32)		(0.72)		(0.03)		-		-
Total distributions	(0.35)		(0.72)		(0.06)		-		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$13.90		$13.79		$12.91		$11.83		$10.21

Total return[3]	3.36%		12.71%		9.64%		15.87%		2.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,935		$31,888		$28,318		$19,115		$3,492

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.44%		1.45%		1.53%		1.84%		13.39%	[5]
After fees waived and expenses absorbed/recovered	1.50%		1.50%		1.50%		1.50%		1.50%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.06%		0.05%		(0.02)%		(0.16)%		(12.50)%	[5]
After fees waived and expenses absorbed/recovered	0.00%		0.00%		0.01%		0.18%		(0.61)%	[5]
Portfolio turnover rate	133%		66%		89%		74%		42%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended August 31, 2015		For the Year Ended August 31, 2014		For the Year Ended August1 31, 2013		For the Year Ended August 31, 2012	For the Period September 30, 2010* through August 31, 2011
Net asset value, beginning of period	$13.93		$13.00		$11.91		$10.24	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.04		0.03		0.03		0.05	(0.02)
Net realized and unrealized gain on investments	0.46		1.62		1.14		1.62	0.26
Total from investment operations	0.50		1.65		1.17		1.67	0.24

Less Distributions:
From net investment income	(0.07)		-		(0.05)		(0.01)	-
From net realized gain	(0.32)		(0.72)		(0.03)		-	-
Total distributions	(0.39)		(0.72)		(0.08)		(0.01)	-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	0.01	-	[2]

Net asset value, end of period	$14.04		$13.93		$13.00		$11.91	$10.24

Total return[3]	3.59%		13.02%		9.85%		16.38%	2.40%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$165,031		$159,120		$131,813		$73,881	$3,950

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.19%		1.20%		1.28%		1.59%	13.14%	[5]
After fees waived and expenses absorbed/recovered	1.25%		1.25%		1.25%		1.25%	1.25%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	0.31%		0.30%		0.23%		0.09%	(12.14)%	[5]
After fees waived and expenses absorbed/recovered	0.25%		0.25%		0.26%		0.43%	(0.25)%	[5]
Portfolio turnover rate	133%		66%		89%		74%	42%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower/higher had fees not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS
August 31, 2015

Note 1 – Organization
GaveKal KL Allocation Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to March 31, 2015 the Fund was known as GaveKal Knowledge Leaders Fund. The Fund’s primary investment objective is to seek long-term capital appreciation with an emphasis on capital preservation. The Fund commenced investment operations on September 30, 2010, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended August 31, 2012-2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with GaveKal Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.90% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisory Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended August 31, 2015, the Advisor recovered $120,687 of previously waived advisory fees and/or other expenses absorbed. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At August 31, 2015, the amount of these potentially recoverable expenses was $30,682. The Advisor may recapture all or a portion of this amount no later than August 31, 2016.

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended August 31, 2015, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended August 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At August 31, 2015, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$176,847,558

Gross unrealized appreciation	$20,096,582
Gross unrealized depreciation	(3,042,628)
Net unrealized appreciation on investments	$17,053,954

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ -	$ (73,721)	$ 73,721

As of August 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	11,094,806
Tax accumulated earnings	11,094,806

Accumulated capital and other losses	(189,582)
Net unrealized appreciation on investments	17,053,954
Net unrealized appreciation on foreign currency translations	770
Total accumulated earnings	$27,959,948

As of August 31, 2015, the Fund had $189,582 of qualified late-year ordinary loss, which is deferred until fiscal year 2016 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

The tax character of distributions paid during the fiscal years ended August 31, 2015 and 2014 were as follows:

	2015	2014
Distributions paid from :
Ordinary income	$794,072	$4,133,125
Net long-term capital gains	4,210,777	5,850,605
Total distributions paid	$5,004,849	$9,983,730

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended August 31, 2015, the Fund received $11,146 in redemption fees.

Note 6 – Investment Transactions
For the year ended August 31, 2015, purchases and sales of investments, excluding short-term investments, were $232,742,369 and $220,198,906, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended August 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its Advisor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, attributable to Advisor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the year ended August 31, 2015, distribution fees incurred with respect to Advisor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of August 31, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Consumer Discretionary	$-	$12,047,456	$-	$12,047,456
Consumer Staples	5,514,605	22,886,140	-	28,400,745
Health Care	38,415,868	16,284,159	-	54,700,027
Industrials	-	1,882,149	-	1,882,149
Information Technology	27,667,417	10,846,917	-	38,514,334
Materials	2,158,659	-	-	2,158,659
Exchanged-Traded Funds	22,752,093	-	-	22,752,093
Short-Term Investments	33,446,049	-	-	33,446,049
Total Investments	$129,954,691	$63,946,821	$-	$193,901,512

*
In accordance with procedures established by, and under the general supervision of, the Fund’s Board of Trustees, the values of certain equity securities listed or traded on foreign security exchanges may be adjusted due to changes in the value of U.S.-traded securities. In this circumstance, $63,946,821 of investment securities were classified as Level 2 instead of Level 1.

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers between levels at period end.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

GaveKal KL Allocation Fund
NOTES TO FINANCIAL STATEMENTS - Continued
August 31, 2015

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Fund. For the year ended August, 2015, the Fund did not enter into forward contracts.

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the GaveKal KL Allocation Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GaveKal KL Allocation Fund as of August 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period September 30, 2010 to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
October 30, 2015

GaveKal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the year ended August 31, 2015, 100% of the dividends paid from net investment income for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the year ended August 31, 2015, 100% of the dividends paid from net investment income for the Fund, is designated as qualified dividend income.

Long-Term Capital Gain Designation
For federal income tax purposes, the Fund designates long-term capital gain dividends of $4,210,777, or the amounts determined to be necessary, for the year ended August 31, 2015.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 998-9890. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	79	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	79	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company.

GaveKal KL Allocation Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	79	Investment Managers Series Trust II, a registered investment company.
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

GaveKal KL Allocation Fund
EXPENSE EXAMPLE
For the Six Months Ended August 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Advisor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2015 to August 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		3/1/15	8/31/15	3/1/15 – 8/31/15
Advisor Class	Actual Performance	$1,000.00	$974.10	$7.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.62
Institutional Class	Actual Performance	1,000.00	975.70	6.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense recovery of previously waived and/or absorbed fees and/or expenses. Assumes all dividends and distributions were reinvested.

GaveKal KL Allocation Fund
A series of Investment Managers Series Trust

Investment Advisor
GaveKal Capital, LLC
370 17th Street, Suite 4930
Denver, Colorado 80202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

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FUND INFORMATION

	TICKER	CUSIP
GaveKal KL Allocation Fund - Advisor Class	GAVAX	461 418 667
GaveKal KL Allocation Fund - Institutional Class	GAVIX	461 418 659

Privacy Principles of the GaveKal KL Allocation Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the GaveKal KL Allocation Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 998-9890 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 998-9890 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 998-9890. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

GaveKal KL Allocation Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 998-9890

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-998-9890.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$15,000	$14,250
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/09/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	11/09/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	11/09/15